EXHIBIT 99.1

UHY Yans-Audit
Audit & Consulting Group

3, 2nd Volkonskiy Lane,
127473, Moscow, Russia

Phone +7 495 105 5751
Fax +7 495 105 5751
E-mail: yans@yans-audit.ru
Web www.uhy-yans.com

Securities and Exchange Commission (SEC)

February 12, 2008

We agree with the statements of the Item 4.02 Form 8-K (Attached) that RUSSOIL CORPORATION is going to file with the SEC.

Nikolay Litvinov
Partner
UHY Yans-Audit
Moscow, Russia

"Ю.Эйч.Уай.
Янс-Аудит"
МОСКВА